PROMISSORY NOTE

$100,000.00                                                                                                                January 11, 2011

FOR VALUE RECEIVED, Digital Post Interactive, Inc., a Nevada corporation (the “Company”), promises to pay to Local.com Corporation or its assigns (the “Holder”), the principal sum of $100,000.00.

The Company shall pay interest on any overdue principal and (to the extent permitted by applicable law) on any overdue interest, from the date on which payment thereof is due until the obligation of the Company with respect to the payment thereof shall be discharged, at the rate of ten percent (10%) per annum, provided that no interest shall be payable if Holder completes the acquisition of certain assets from the Company no later than April 10, 2011. The interest rate shall be computed on the basis of the actual number of days elapsed and a year of 365 days.

1.           Payment.  The principal hereof and all accrued and unpaid interest thereon, shall be due and payable (i) in four equal monthly payments of $25,000.00 beginning on April 15, 2011 and continuing on the 15th day of each month thereafter until July 15, 2011 (the “Maturity Date”) or (ii) when such amounts are declared due and payable after the occurrence of an Event of Default (as defined below) in accordance with the terms hereof or (iii) upon consummation of a transaction for the acquisition of certain assets from Company, in which event the total sum owed under the Note will be applied against the purchase price in the asset purchase transaction.  All payments of principal, interest and other amounts owed under this Note shall be payable in lawful money of the United States of America at the principal place of business of the Holder, or at such other place as the Holder may from time to time designate in writing to the Company.  Any payments received by the Holder hereunder shall be applied first to costs of collection, if any, then to interest and the balance, if any, to principal.

           2.           Events of Default.

(a)           The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(i)           The Company shall fail to pay any principal, interest or other amount payable hereunder promptly and when due;

(ii)           The Company shall materially fail to observe or perform any other material covenant, obligation, condition or agreement contained in this Note and, such failure shall continue for 15 days after written notice to the Company;

(iii)           The Note or any material term contained herein shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of the Company enforceable in accordance with its terms;

(iv)           The Company shall (1) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (2) admit in writing its inability, to pay its debts generally as they mature, (3) make a general assignment for the benefit of any of its creditors, (4) cease to operate or conduct business, (5) be dissolved or liquidated in full or in part, (6) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (7) take any action effecting any of the foregoing;

(v)           Without the Company’s application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Company: (1) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, (2) the appointment of a trustee, receiver, liquidator or the like of the Company or of all or any substantial part of the assets of the Company, or (3) other like relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Company, the same shall continue undismissed or unstayed and in effect for any period of 30 consecutive days, or an order for relief against the Company shall be entered in any case under the Federal Bankruptcy Code or applicable state bankruptcy laws;

(vi)           Except as has been disclosed in the Company’s filings made with the U.S. Securities and Exchange Commission as of the date first set forth above, the Company shall violate or be in default under, any agreement, instrument or other document relating to any indebtedness for money borrowed, or capital lease, which default is with respect to at least $50,000 individually or $100,000 in the aggregate of indebtedness or lease obligations and continues uncured for a period of at least thirty (30) days; or

(vii)           A final, non-appealable judgment or order for the payment of money in excess of $50,000 shall be rendered against the Company, which liability is not covered by insurance, and remains undischarged for a period of 30 days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within 30 days after issue or levy.

(b)           Rights Upon Default.  Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may declare the entire unpaid principal amount of this Note and all accrued and unpaid interest and any other amounts owing hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, provided the Company is first given 30 days notice and opportunity to cure any such Event of Default.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it or otherwise permitted to it by law, either by suit in equity or by action at law, or both, provided the Company is first given 30 days notice and opportunity to cure any such Event of Default.

3.           Waiver and Amendment.  Any of the terms and conditions of this Note may be changed or amended, and any right of the Holder may be waived, with the written consent of the Holder.

4.           Loss, Theft, Destruction, etc.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, if requested in the case of any such loss, theft or destruction, the Company will execute and deliver, in lieu hereof, a new note of like tenor.

5.           No Assignment by the Company.  The Company may not assign this Note without the prior written consent of the Holder.

6.           Expenses; Waivers.  If action is instituted to collect this Note in accordance with the terms of this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

7.           Notices.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or five days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice.

8.           Miscellaneous.  This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.  This Note may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.  The invalidity or unenforceability of any provision of this Note shall in no way affect the validity or enforceability of any other provision of this Note.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Note, or any waiver on the part of any party of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed as of the date first written above.

Digital Post Interactive, Inc.

By:

Name:Michael Sawtell

Title:Chief Executive Officer

Address: 4040 Barranca Parkway, Suite 220
   Irvine, CA 92618

HOLDER:

Local.com Corporation

By:

Name:

Title: